Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
17.	Commitments and Contingencies

(a)	Operating Lease Commitments

The Company leases production plant and laboratory under operating leases from its related parties (note 12(b)). Rental expense amounted to $807 for the year ended December 31, 2016 (2015 - $852, 2014 - $869).

Minimum future rental payments under operating leases to related parties for the years ending December 31 are as follows:

2017	$464
2018	807
2019	807
2020	807
2021	807
Thereafter	7,302
Total minimum future payments	$10,994

(b)	Other Commitments

In addition to commitments disclosed in note 24, commitments related to R&D expenditures are $2,894 as of December 31, 2016.

Commitments related to capital expenditures for the Company’s Sabin inactivated polio vaccine and varicella vaccine production facilities are approximately $4,102 as of December 31, 2016.

(c)	Foreign Corrupt Practice Act Matters

The Company may be subject to legal proceedings, investigations and claims relating to the conduct of the Company’s business from time to time.

The Beijing People’s Court issued five judgements in 2016 and 2017. These judgments were related to corrupt conduct allegedly engaged in by a former official of the Center for Drug Evaluation in CFDA, his wife and his son. These judgments found that the official and his wife had engaged in a practice of improperly soliciting and accepting payments from various individuals involved in the vaccine products industry. According to the judgments, one of the individuals solicited by the official was Mr. Weidong Yin, the Company’s chairman, president and chief executive officer. It was asserted in the judgments that Mr. Yin made three payments, and arranged for a loan, to the official and his wife, in the total amount of $77 (RMB 0.6 million) between 2002 and 2011. Mr. Yin was not charged with any offense or improper conduct and he cooperated as a witness with the procuratorate. To the Company’s knowledge, no legal proceedings or government inquiries have been made against Mr. Yin. In December 2016, the Company’s audit committee authorized the commencement of an internal investigation into the allegations made in the judgements. The audit committee engaged Latham & Watkins as independent counsel to assist with the investigation.

In June 2017, the Company became aware of certain judgments based on bribery charges issued by Chinese courts in four provinces against various officials of the Chinese Center for Disease Control (the "CDC"). While these judgments appear to reflect an industry-wide investigation focused on CDC officials, they also referenced eight of the Company's former and current salespersons, together with sales personnel from several other Chinese vaccine companies and distributors. These judgments did not name, and no charges were brought against, the Company or any of its directors, officers or employees as defendants. The eight referenced employees cooperated with the procuratorate. The procuratorate did not contact the Company for cooperation. Upon becoming aware of these judgments, the Company’s Audit Committee expanded its internal investigation to review matters related to these judgments and the Company's sales practices and policies, and further engaged Latham & Watkins to continue the independent investigation with the expanded scope.

After the Company publicly announced the internal investigation arising from the allegations in a research report in December 2016, the Company was notified by the SEC in February 2017 of an enforcement inquiry related to the matters discussed in the report, and in April 2017 the Company received a subpoena from the SEC requesting documents. Additionally in February 2017, the Company received an inquiry from NASDAQ related to the same matter. The Company is cooperating with NASDAQ and the SEC investigations into these matters. In September 2017, the Company received an inquiry from the DOJ and has been cooperating with the DOJ.

The Company takes these matters very seriously and is committed to conducting business in compliance with all applicable laws. However, at this time, the Company is unable to predict, what, if any, action may be taken by NASDAQ, the SEC and the DOJ or any penalties or remedial measures these agencies may seek, but intends to continue to cooperate with these agencies. Any determination that the Company’s operations or activities are not in compliance with existing laws or regulations could result in the imposition of fines, civil and criminal penalties, and equitable remedies, including disgorgement or injunctive relief. The Company cannot determine as to whether an ultimate unfavorable outcome is either probable or remote, nor reasonably estimate the amount or range of the potential liability, if any, related to these matters resulting from any proceedings that may be commenced by the SEC or any other governmental authorities.

On July 3, 2017, a securities class action complaint was filed in the U.S. District Court for the District of New Jersey against the Company and three of its current and former officers: Mr. Weidong Yin, the Company's current chief executive officer, Ms. Nan Wang, the Company's current chief financial officer, and Mr. Danny Chung, the Company's former chief financial officer. The complaint asserts that statements in the Company's annual filings for fiscal years 2012 through 2015 were false and misleading because they failed to disclose matters relating to the alleged bribery incidents, among other allegations. On September 6, 2017, the plaintiff has filed the notice of voluntary dismissal. The Court granted the dismissal without prejudice.

(d)	Other Litigation Matters

On July 12, 2017, an alleged shareholder of the Company filed a putative class action complaint in the Supreme Court of the State of New York against the Company, its directors, and certain entities related to an amalgamation agreement entered into by the Company (note 25). The complaint alleges that the Company’s directors breached their fiduciary duties by, among other things, entering into a self-dealing transaction at a price below fair value and failing to take steps to maximize the value of the Company. The complaint also alleges that the Company aided and abetted those alleged breaches of fiduciary duty. The complaint seeks, among other things, an injunction preventing completion of the amalgamation, rescission of the amalgamation to the extent it is implemented, damages, and attorneys’ fees. The Company is vigorously defending this lawsuit; however, the Company cannot determine as to whether an ultimate unfavorable outcome is either probable or remote, nor reasonably predict or estimate the amount or range of possible unfavorable outcome or economic burden for this case at this time.